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                          SUPPLEMENT TO THE PROSPECTUS
                               DATED JULY 31, 2001
                      NORTHWESTERN MUTUAL SERIES FUND, INC.


         The second paragraph under the heading "Offering and Redemption of Shares" on page 25 of the Prospectus is replaced by the following paragraphs:

                  Equity securities listed on a stock exchange are generally valued at the closing sale price or, if no sale took place, the closing bid price. Equity securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Directors. The fair value procedure is used if (a) a significant event that is likely to have affected the value of those securities takes place after the time of the most recent market quotations or (b) the market quotations for other reasons do not reflect information material to the value of those securities.

                  Stock index futures contracts and interest rate futures contracts are valued at the closing settlement price on the commodities exchange.

                  Debt securities with maturities generally exceeding one year are valued on the basis of valuations furnished by Interactive Data Corporation.

                  Money market instruments with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market, except for the Money Market Portfolio. Debt securities with remaining maturities of sixty days or less, and all debt securities of the Money Market Portfolio, are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

                  All other assets, including any securities for which market quotations are not readily available, are valued at their fair value as determined in good faith by the Directors. The possibility of fair value pricing means that changes in a Portfolio's net asset value may not always correspond to changes in quoted prices of a Portfolio's investments.

                  Net asset value is determined as of the close of trading on the New York Stock Exchange on each day on which the Exchange is open for trading. In accordance with the requirements of the Investment Company Act of 1940 the Portfolios will also determine the net asset value of their shares on any other day on which there is sufficient trading to materially affect the value of their securities.

            THE DATE OF THIS PROSPECTUS SUPPLEMENT IS MARCH 4, 2002.